TRANSCRIPT – NYC Video (4m39sec)

Gary LaBarbera, President, New York Building and Construction Trades Council:

When you think about the skyline and the iconic buildings in New York City, you could only think of the skilled men and women who actually built these buildings. But like in any other city, we're not without challenges.

Brenda Rosen, President & CEO, Breaking Ground:

The real estate prices have skyrocketed.

Gary LaBarbera:

You want the people that are building this to be able to afford to live in it.

Brad Lander, Comptroller, New York City:

Affordable housing and decent, affordable housing has been a New York City challenge for, you know, more than a century.

Erik Forman, Affordable Housing Researcher, The Graduate Center, City University of New York, Consultant to HIT:

The fact is there's enormous demand for affordable housing and it obviously can be done.

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44,467 Housing Units Created or Preserved in NYC (92% affordable)

Erik Forman:

There's a strong partner in the Housing investment trust.

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$2.0 Billion Invested or Allocated in New York City

Vinny Alvarez, President, NYC Central Labor Council, HIT Trustee:

HIT has had a lot of success in New York City over the past 30 plus years.

Erik Forman:

To build housing, you need land, you need labor, you need financing, and you need people to live in the housing. The Housing Investment Trust is connected to constituencies which can bring all of those elements together for a successful project.

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Penn South Cooperative

Brad Lander:

One of my favorite places in New York City is Penn South, which is over 2,000 units of affordable housing in the heart of Manhattan.

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Electchester Housing

Thomas Prezioso, General Manager, Electchester Mgmt. LLC:

In Electchester’s five housings it incorporates 2,400 units.

Gilbert Medina, President, The Fourth Housing Corporation in Electchester:

Union members is the majority. Local 3 IBEW union members are here. The housing started by an idea from Harry Van Arsdale a previous Business Manager of Local 3.

Chris Erikson, Business Manager, IBEW Local 3:

My grandfather, Harry Van Arsdale, Jr. instilled in me that the only purpose of the union is to serve the membership.

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Elizabeth Seton Children’s Center

Alvin Moyer, Chief Marketing Officer, Elizabeth Seton Children’s Center:

Elizabeth Seton Children's Center is a home for medically fragile children.

Stephanie Gabaud, Resident, Elizabeth Seton Children’s Center:

Not that many facilities like ours exist.

Alvin Moyer:

It takes the foresight of an organization like Housing Investment Trust to be able to build and fund.

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International Union Bricklayers & Allied Craftsmen Local 66, Pointers, Cleaners, Caulkers New York, NY Est.1942

Erik Forman:

It has always been the labor movement in New York City that has led the way in solving the housing crisis. In the early 1900s, it was a worker organization that built the first limited equity co-op housing. That model was taken by the unions and brought to scale from the mid-1920s until the mid-1970s and that legacy continues today with the work of the Housing Investment Trust.

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Co-op City ground-breaking

The Bronx, New York City, 1966

Gary LaBarbera:

When you have HIT investment in these projects, well then you know they're going to be built union.

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Is Proudly Financed By The

AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

www.aflcio-hit.com

Joe Azzopardi, Business Manager, Secretary Treasurer, District Council 9:

When they see the banner of the Housing Investment Trust in front of a building, it’s like having a union logo.

Brad Lander:

You know it's going to be well built and you know the affordable housing is going to last for generations to come.

Nigel McKnight, Ironworker, Local 46:

Union craft is the best in New York City.

Tom Colavecchio, Project Engineer, Triton Construction:

It's a better oiled machine. The different trades work together, they coordinate together.

Joe Azzopardi:

Is being built with quality. That's the pride that our members have working side by side by another union trade.

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Moda Apartments

Gary LaBarbera:

And what really makes the most sense is we're putting union pension dollars to work not only creating very strong returns for the funds, but also creating additional man hours for the funds.

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Brooklyn Crossing

Chris Erikson:

It is our pension dollars that are being invested and those dollars are being just rerouted right back into the projects.

Brad Lander:

The AFL CIO Housing Investment trust is one of the investments that we are by far the most proud of. It creates and preserves affordable housing, and it creates good union jobs so that our economy thrives and that really is a win-win-win.

Vinny Alvarez:

It's benefiting not only those workers but it's benefiting the economy of New York City, too.

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HIT Fund

HIT Financing and Returns

Construction Projects

Union Wages

Pension

Miriam Y. Vega, Ph.D, Chief Executive Officer, Joseph P. Addabbo Family Health Center:

So it all comes together as one large ecosystem.

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Why are you proud to be able to help people have a place to live?

Nigel McKnight:

Because that's the American way and I believe that everybody should have a piece of the pie, at the end of the day. But you've just got to work hard for it.

Joe Azzopardi:

We're keeping our legacy of union built this city, right. We have to. And having Housing Investment Trust being part of that is going to keep it going forward.

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HIT’s New York City Impact

75 Projects

$2.0 Billion Invested or Allocated

26.2 Million Hours of Union Construction Work

44,467 Units of Housing (92% Affordable)

$6.1 Billion Total Economic Impacts

Erik Forman:

What the Housing Investment Trust understands is that affordable housing is the foundation of a successful life.

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HIT’s National Impact:

598 Projects

$10.7 Billion Invested or Allocated

206.0 Million Hours of Union Construction Work

232,644 Jobs Across Communities

127,839 Units of Housing (67% Affordable)

$45.6 Billion Total Economic Impacts

Tom Colavecchio:

Every building. Every city block can have affordable housing. And actually that will be what creates a strong community.

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

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